                                                                     [PICTURES]
ANNUAL
REPORT
February 29, 2000

                                  SALOMON BROTHERS
                                  ASSET MANAGEMENT

SALOMON BROTHERS                       HIGH YIELD BOND FUND
INSTITUTIONAL SERIES FUNDS INC         EMERGING MARKETS DEBT FUND

         NOT FDIC INSURED     NOT BANK GUARANTEED    MAY LOSE VALUE

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
--------------------------------------------------------------------------------

                                                                  March 27, 2000

To Our Shareholders:

We are pleased to provide you with the annual report for the Salomon Brothers Institutional High Yield Bond Fund and the Salomon Brothers Institutional Emerging Markets Debt Fund for the year ended February 29, 2000.

HIGH YIELD BOND FUND

The Salomon Brothers Institutional High Yield Bond Fund ('Fund') seeks to maximize total return by investing primarily in a portfolio of non-investment grade high-yield fixed income securities. For the year ended February 29, 2000, the Fund generated a negative 3.72% return versus a 0.48% return for the Salomon Smith Barney High Yield Market Index.(1)

The U.S. high yield market returned 0.48% for the year ended February 29, 2000, as reported by the Salomon Smith Barney High Yield Market Index. While benefiting from a strong economy, the high yield market suffered from the following:

       1. a high degree of volatility in U.S. Treasuries due to concerns about rising inflation;

       2. investor outflows from mutual funds;

       3. a heavy new issue calendar;

       4. a reduction in broker/dealer liquidity; and

       5. a rise in default rates, especially among marginal commodity producers.

The period began with concerns that a weak recovery in Asia and recession in Latin America would trigger a slowdown in the U.S. economy. These concerns were particularly apparent in early 1999 as Brazil devalued its currency, putting added pressure on Latin American economies. Despite these concerns, stronger than expected economic growth in the U.S. economy drove robust performance in the high yield market in the first few months of the Fund's fiscal year. As the year progressed, the continued growth of the U.S. economy led to concerns about rising inflation, which caused interest rates to trend higher and put pressure on the high yield market. These fundamental concerns about higher rates were compounded by a sharp increase in the default rate, primarily due to the effects of the Asian crisis on commodity industries. Additionally, poor broker-dealer liquidity and mutual fund outflows further constrained the high yield market in the latter part of the fiscal year, forcing the high yield market to retrace much of its earlier gains.

For the year ended February 29, 2000, the high yield market's top performers included: energy and paper & forest products, driven by the sustained rise in commodities prices; the less cyclical gaming sector; cable & other media, which benefited from mergers and acquisitions activity; and telecommunications, which benefited from explosive industry growth and increased mergers and acquisitions activity. The worst performing groups included: health care, due to the industry's troubles with the recently imposed Medicare reimbursement system; textile/apparel, which is suffering from cheaper imports; supermarkets/drug stores, retail and consumer products, which experienced company specific credit problems; and services/other. In terms of credit quality, the BB credit tier, which returned 1.28%, outperformed B and CCC issues with returns of -0.50% and -9.34%, respectively, as investors moved into larger, higher quality, more liquid BB issues over the course of the Fund's fiscal year.

The Fund underperformed the Salomon Smith Barney High Yield Market Index primarily as a result of underweightings in energy, paper & forest products and telecommunications. The Fund was also hurt by overweightings in retail, services/other and consumer products as well as the underperformance of

---------

(1) Past performance is not indicative of future results. The Salomon Smith Barney High Yield Market Index covers a significant portion of the below investment-grade U.S. corporate bond market.
                                                                          PAGE 1
selected credits. However, the Fund benefited from underweightings in health care and textile/apparel and an overweighting in gaming. During the course of the period, the Fund responded to market conditions by increasing its exposure to paper & forest products, telecommunications and energy and decreasing its exposure to supermarkets/drugstores, retail, consumer products and services/other.

Going forward, we expect the high yield market to continue to experience volatility over the course of the year primarily as a result of several technical factors, including (i) mutual fund investors continuing to withdraw funds from the market on interest rate concerns, (ii) decreased Collateralized Bond Obligation demand, (iii) reduced secondary market liquidity and
(iv) growing cyclical concerns later in the year. In light of these conditions, we are pursuing a conservative investment strategy geared to increasing BB credits and aggressively pursuing selective opportunities in undervalued B and CCC credits.

On February 29, 2000, the high yield market, as represented by the Salomon Smith Barney High Yield Market Index was yielding 11.85%, up from 10.33% at
February 28, 1999. The excess yield over Treasuries was 5.37%, widening by 28 points to 5.09% since the beginning of the period.

EMERGING MARKET DEBT FUND

The Salomon Brothers Institutional Emerging Markets Debt Fund ('Fund') seeks to maximize total return through primarily investing in debt of government related and corporate issuers located in emerging market countries. For the year ended February 29, 2000, the Fund produced a return of 40.36%, outperforming the JP Morgan Emerging Markets Bond Index Plus ('EMBI+')(2) which returned 34.57% for the period.

During the fiscal year ended February 29, 2000, the emerging debt market performed very well, particularly in a difficult fixed income period. The 34.57% return of the EMBI+ compares very favorably with the 1.16% return of the Salomon Smith Barney Broad Investment Grade ('BIG') Bond Index(3) over the same time period. The fiscal year opened in the aftermath of the Brazilian devaluation which had put strong downward pressure on the entire market in January 1999. When Brazil responded to the devaluation with a comprehensive program of fiscal and monetary reforms, the market rallied. Overall market performance for the fiscal year was dominated by returns from a handful of countries including Russia, Brazil and Venezuela. Spreads in the market narrowed from 1,330 basis points over Treasuries at the beginning of the fiscal year to 816 basis points at year-end.

The recovery in the emerging bond markets in 1999 was driven by a variety of factors; some related to improvements in fundamental creditworthiness and others related to technical factors. Fundamentally, sovereign credit quality was positively impacted by rising commodity prices, particularly oil prices. Oil producers were among the best performing countries in the emerging markets in 1999. Credit quality in emerging markets also improved with the economic rebound in Asia and evidence of economic recovery in Latin America, especially in Argentina and Brazil. The presidential election cycle in a number of Latin American countries provided further evidence of improved credit quality. Argentina held its regularly scheduled presidential election in 1999 with the opposition candidate winning. Upcoming elections in Russia, Mexico and Peru are likely to continue this trend of fair and open elections which encourages wider investor participation in the asset class.

The improvement in credit fundamentals attracted new capital flows into emerging markets. Portfolio flows improved throughout the fiscal year and have continued in 2000 as Mexico's upgrade to investment grade status attracted a broader group of investors to the asset class. Foreign direct investment has also rebounded strongly in Latin America, aiding the overall investment environment.

Return volatilities for emerging markets debt also declined over year-earlier levels. The decline in volatility is a function of reduced leverage in the market coupled with expanded investor interest in the

---------

(2) Past performance is not indicative of future results. The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds in the emerging market.

(3) The Salomon Smith Barney BIG Bond Index includes institutionally traded U.S. Treasury bonds, government sponsored bonds (U.S. agency and supranational), mortgage-backed securities and corporate securities.

asset class. Twelve-month volatility for emerging markets debt averaged approximately 10%, dramatically below the 15% long-term historical level of the EMBI+.

For the year ended February 29, 2000, outperformers in the emerging markets included Russia, Brazil and Venezuela. The remaining Index countries lagged the overall return.

The following is a brief description of each sector's highlights over the past year:

LATIN AMERICA

The key developments in Latin America during the Fund's fiscal year included Brazil's recovery from the after-effects of its devaluation, Venezuela's continued improvement in credit quality, successful financings by a number of countries and Ecuador's default on its Brady bond issue.

Financing Trends. Latin American countries were large debt issuers during the twelve months ended February 29, 2000. Argentina, Brazil and Mexico were all large issuers during 1999 as they met renewed market interest with a combination of new financing and refinancing of existing issues. The volume of financing for the three Latin countries was remarkably similar in 1999 and 1998. Each year had a quarter of relatively low issuance, the last quarter of 1998 and the first quarter of 1999. The pace of financing in the first two months of 2000 is running substantially ahead of the overall level for 1999.

Brazil. As mentioned previously, the most notable event to occur in Brazil during the period was the recovery from the effects of the devaluation of the country's local currency, the real, in January 1999. The devaluation caused spillover throughout Latin America, but the deterioration in market sentiment was short-lived. Shortly after the devaluation, the government made significant progress in fiscal reform by obtaining the long awaited social security reform and CPMF (retired civil servant contribution rate increase) approvals. These developments, in addition to the appointment of a highly respected Central Bank head and the potential of a revised program with the International Monetary Fund ('IMF'), stabilized Brazilian markets. Brazil consistently surprised the market during the Fund's fiscal year with positive fiscal and monetary news. The currency stabilized, interest rates were reduced and economic expansion has resumed. Brazil returned 46.88% over the twelve months ended February 29, 2000.

Venezuela. Venezuela's Constituent Assembly completed the draft of the new Constitution during the Fund's fiscal year. The Constitution calls for national elections which are scheduled for May 28, 2000. We expect the new Constitution to be ratified by the voters and President Chavez to be re-elected. Oil price strength improved Venezuela's credit quality throughout 1999. Venezuela returned 40.21% during the Fund's fiscal year. We continue to overweight Venezuela for several reasons: Venezuela's financing needs in 2000 are relatively limited; oil prices remain substantially above budgeted levels; and Venezuelan spreads are at particularly wide levels versus other similarly rated countries.

Ecuador. Ecuador had a few noteworthy negative developments during the Fund's fiscal year. During October the Ecuadorian government failed to make a scheduled payment on its Eurobonds, adding this default to its August default on Brady bonds. The participants in the ultimate resolution of these defaults include the administration and congress in Ecuador (controlled by opposition parties); the IMF and the bondholders. Each of these groups has different goals and timetables that must be resolved before Ecuador can restructure its debt. We have not seen any evidence to indicate that the government has come up with a coordinated strategy for dealing with the default.

MIDDLE EAST/AFRICA

The primary credits in the region experienced varied economic results during the twelve months ended February 29, 2000. Algeria benefited from rising oil and gas prices and renewed political stability. New elected president Abdelaziz Bouteflika has been very effective in reducing the level of political violence in the country. Rising oil prices have substantially improved the country's budget balance.

Moroccan King Hassan II died after 38 years on the throne and has been replaced by his eldest son, King Mohammed VI. We expect the policies that have made Morocco a steadily improving credit will be continued by the new King. In another important development in Morocco, a cellular telephone license has been awarded to Telefonica for a price of $1.1 billion and a commitment to spend an additional $700 million developing the network. The proceeds from this sale will be used to fund a variety of government investments in Morocco.

During the final week of the calendar year 1999, the president of the Ivory Coast was removed in a military coup. General Guei has assumed the presidency on an interim basis and named an interim cabinet to serve until presidential elections in June. While any coup is a destabilizing event, there are some potential positives which may develop. Corruption was a major problem with the deposed administration and General Guei has pledged to address this issue. Failure to address the corruption problem was a major reason for suspension of recent talks with the IMF. In addition, an early favorite for president in the June elections is a former deputy director of the IMF. While the coup has had a very negative immediate impact on Ivory Coast debt, there could be some longer term benefits. It is too early to assess the long run impact of the coup. Largely in response to the coup, Ivory Coast debt declined over 21% during the Fund's fiscal year, making it the worst performer in the emerging debt universe.

EASTERN EUROPE

Eastern European returns were dominated by developments in Russia. A variety of important fundamental developments occurred in Russia during the year:

 The lower house of the Duma passed the 2000 budget which emphasizes increased tax collection and deficit reduction.

 Duma elections in December 1999 reduced the influence of the Communist party and made the moderate bloc the largest faction in Congress.

 The IMF engaged in an active dialogue with the Russian government which encouraged the Russians and the London Club in their negotiations. (The London Club is the official group of creditors lending to emerging market governments.)

 The Russian government reached an agreement with the London Club on restructuring Soviet-era debt. This agreement helps clarify Russia's debt burden and increases the likelihood that Russia can return to the market for financing in the next 12-18 months.

 In a development with the greatest potential long-range implications, President Yeltsin resigned and appointed Prime Minister Putin acting President. This step paved the way for presidential elections in March 2000. President Putin was the overwhelming favorite. Putin was elected President on the first ballot of the March 26, 2000 election.

Russian debt returned 216% during the Fund's fiscal year.

The Fund has concluded a successful fiscal year. We believe the outlook for emerging markets debt remains very strong with spreads at approximately 800 basis points over Treasuries. Improving credit fundamentals and political stability have created what we believe to be an attractive environment for investments in emerging markets debt.

We thank you for your participation in the Salomon Brothers Institutional Series Funds Inc and look forward to helping you pursue you financial goals in the years to come.

Cordially,

HEATH B. MCLENDON                                       PETER J. WILBY
HEATH B. MCLENDON                                       PETER J. WILBY
Chairman of the Board                                   Executive Vice President

JAMES E. CRAIGE                                         BETH A. SEMMEL
JAMES E. CRAIGE                                         BETH A. SEMMEL
Executive Vice President                                Executive Vice President

              SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND

The following graph depicts the performance of the Institutional High Yield Bond Fund ('Fund') versus the Salomon Smith Barney High-Yield Market Index ('Index').* It is important to note that the Fund is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                   COMPARISON OF A $10,000 INVESTMENT IN THE
           SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND TO THE
                  SALOMON SMITH BARNEY HIGH-YIELD MARKET INDEX
                                  (UNAUDITED)



                              [PERFORMANCE GRAPH]


                                         SALOMON
                 SB INSTITUTIONAL      SMITH BARNEY
                    HIGH YIELD          HIGH-YIELD
                    BOND FUND            MARKET
   DATE                FUND               INDEX
   ----          ---------------      -------------
  5/15/96             10,000             10,000
     8/96             10,370             10,170
     2/97             11,511             11,081
     8/97             12,278             11,751
     2/98             12,791             12,602
     8/98             12,395             12,105
     2/99             12,798             12,764
     8/99             12,590             12,781
  2/29/00             12,321             12,827




                        AVERAGE ANNUAL RETURNS
                                                              % RETURN
                                                              --------
Year ended 2/29/00..........................................   (3.72)%
Commencement of operations (5/15/96) through 2/29/00........    5.66

                       CUMULATIVE TOTAL RETURN

Commencement of operations (5/15/96) through 2/29/00........  23.21%

-------------------

* The Salomon Smith Barney High-Yield Market Index is valued at month-end only. As a result, while the Fund's total return calculations used in this comparison are for the period May 15, 1996 through February 29, 2000, the Index returns are for the period June 1, 1996 through February 29, 2000.

  Past performance is not predictive of future performance.

  The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

  During the year ended February 29, 2000, the Fund's investment adviser waived a portion of its management fees, as shown in the following audited financial statements. Absent such waiver, the Fund's average annual returns would have been lower.

  The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

           SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND

The following graph depicts the performance of the Salomon Brothers Institutional Emerging Markets Debt Fund ('Fund') versus the J.P. Morgan Emerging Markets Bond Index Plus ('Index')*. It is important to note that the Fund is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                   COMPARISON OF A $10,000 INVESTMENT IN THE
        SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND TO THE
                  J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS
                                  (UNAUDITED)



                              [PERFORMANCE GRAPH]


                                         J.P. MORGAN
                 SB INSTITUTIONAL         EMERGING
                    EMERGING               MARKETS
                     MARKETS             BOND INDEX
  DATE              DEBT FUND               PLUS
  ----           ----------------       ------------
10/17/96             10,000                10,000
    2/97             11,139                11,055
    8/97             12,384                12,094
    2/98             12,766                12,267
    8/98              7,444                 8,483
    2/99              9,808                 9,998
    8/99             11,116                11,067
 2/29/00             13,767                13,454





                        AVERAGE ANNUAL RETURNS
                                                              % RETURN
                                                              --------
Year ended 2/29/00..........................................    40.36%
Commencement of operations (10/17/96) through 2/29/00.......     9.95

                       CUMULATIVE TOTAL RETURN

Commencement of operations (10/17/96) through 2/29/00.......    37.67%

-------------------

* The J.P. Morgan Emerging Markets Bond Index is a total return index that tracks the traded market for U.S. dollar dominated Brady and other similar sovereign restructured bonds traded in emerging markets.

  Past performance is not predictive of future performance.

  The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

  During the year ended February 29, 2000, the Fund's investment adviser waived a portion of its management fees, as shown in the following audited financial statements. Absent such waiver, the Fund's average annual returns would have been lower.

  The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS
FEBRUARY 29, 2000
SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                   SECURITY                               VALUE
  ------                                   --------                               -----
CORPORATE BONDS -- 94.5%

BASIC INDUSTRIES -- 13.8%
$  150,000       AEI Resource Holdings Inc., 10.500% due 12/15/05(a).........  $    60,000
   500,000       AK Steel Corp., 7.875% due 2/15/09..........................      452,500
   500,000       Berry Plastics Corp., 12.250% due 4/15/04...................      507,500
   500,000       Borden Chemicals and Plastics, 9.500% due 5/1/05............      472,500
   349,000       Doman Industries LTD, 8.750% due 3/15/04....................      303,630
   500,000       Equistar Chemicals LP, 8.750% due 2/15/09...................      493,125
   500,000       Georgia Gulf Corp., 10.375% due 11/1/07(a)..................      517,500
   250,000       Huntsman Packaging Corp., 9.125% due 10/1/07................      241,250
   250,000       Indesco International Inc, 9.750% due 4/15/08...............      100,000
   250,000       LTV Corp., 11.750% due 11/15/09(a)..........................      254,375
   500,000       Lyondell Chemical Co., Series B, 9.875% due 5/1/07..........      480,000
   250,000       Millar Western Forest Products, 9.875% due 5/15/08..........      248,750
   500,000       Murrin Murrin Holdings Property, 9.375% due 8/31/07.........      445,000
   500,000       P&L Coal Holdings Corp., Series B, 9.625% due 5/15/08.......      460,000
   500,000       PCI Chemicals Canada Inc., 9.250% due 10/15/07..............      416,250
   500,000       RePap New Brunswick, 10.625% due 4/15/05....................      465,000
   500,000       Republic Technologies Corp., 13.750% due 7/15/09(a)(b)......      190,000
   375,000       Tembec Industries Inc., 8.625% due 6/30/09..................      361,875
   500,000       ZSC Specialty, 11.000% due 7/1/09...........................      515,000
                                                                               -----------
                                                                                 6,984,255
                                                                               -----------
CONSUMER CYCLICALS -- 9.4%
   500,000       Advance Stores Co. Inc., Series B, 10.250% due 4/15/08......      425,000
   250,000       Archibald Candy Corp., 10.250% due 7/1/04...................      240,000
   375,000       Capstar Hotel, 8.750% due 8/15/07...........................      335,625
                 Cole National Group Inc.:
   250,000       9.875% due 12/31/06.........................................      185,000
   250,000       8.625% due 8/15/07..........................................      168,750
   475,000       Finlay Fine Jewelry Corp., 8.375% due 5/1/08................      432,250
   500,000       Flooring America, 9.250% due 10/15/07.......................      420,000
   424,000       Guitar Center Management, 11.000% due 7/1/06................      415,520
   500,000       HMH Properties, Series B, 7.875% due 8/1/08.................      437,500
   250,000       Imperial Holly Corp., 9.750% due 12/15/07...................      115,000
   500,000       Mattress Discounters Co., 12.625% due 7/15/07(a)(b).........      475,000
   375,000       Pillowtex Corp., Series B, 9.000% due 12/15/07..............      153,750
   250,000       Premier International Foods PLC, 12.000% due 9/1/09(a)......      243,750
   125,000       Vlasic Foods Inc., 10.250% due 7/1/09.......................       87,500
   250,000       Westpoint Stevens Inc., 7.875% due 6/15/05..................      217,500
   500,000       Worldtex Inc., Series B, 9.625% due 12/15/07................      411,250
                                                                               -----------
                                                                                 4,763,395
                                                                               -----------
CONSUMER NON-CYCLICALS -- 15.3%
   500,000       Derby Cycle Corp., 10.000% due 5/15/08......................      255,000
   500,000       French Fragrances Inc., Series B, 10.375% due 5/15/07.......      482,500
   500,000       Fresenius Medical Care Capital Trust 1, 9.000% due
                   12/1/06...................................................      475,000
   500,000       Harrahs Operating Co., Inc., 7.875% due 12/15/05............      470,000
   500,000       Hollywood Park Inc., Series B, 9.250% due 2/15/07...........      483,750
   500,000       Home Interiors & Gifts, Inc., 10.125% due 6/1/08............      417,500
   375,000       Isles of Capri Casinos, 8.750% due 4/15/09..................      333,281

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                          PAGE 7

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 29, 2000
SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                   SECURITY                               VALUE
  ------                                   --------                               -----
CONSUMER NON-CYCLICALS -- 15.3% (CONTINUED)
$  500,000       Jafra Cosmetics International Inc., 11.750% due 5/1/08......  $   477,500
   250,000       North Atlantic Trading Co., Series B, 11.000% due 6/15/04...      225,625
                 Park Place Entertainment:
   500,000         7.875% due 12/15/05.......................................      467,500
   200,000         9.375% due 2/15/07(a).....................................      198,500
   500,000       Polaroid Corp., 11.500% due 2/15/06.........................      515,000
                 Pueblo Xtra International Inc.:
   250,000         Series C, 9.500% due 8/1/03...............................      118,750
   250,000         9.500% due 8/1/03.........................................      118,750
   400,000       Revlon Consumer Products Inc., 8.625% due 2/1/08............      164,000
   500,000       Sealy Mattress Co., Series B, 9.875% due 12/15/07...........      499,375
   125,000       Simmons Co., Series B, 10.250% due 3/15/09..................      113,750
   500,000       Sun International Hotels Ltd., 9.000% due 3/15/07...........      465,000
   500,000       Syratech Corp., 11.000% due 4/15/07.........................      300,000
   250,000       United Industries Corp., Series B, 9.875% due 4/1/09........      200,000
   375,000       Universal Hospital Services, Inc., 10.250% due 3/1/08.......      243,750
   250,000       Windmere-Durable Holdings, Inc., 10.000% due 7/31/08........      244,375
   500,000       Winsloew Furniture, Inc., Series B, 12.750% due 8/15/07.....      452,500
                                                                               -----------
                                                                                 7,721,406
                                                                               -----------
DATA TECHNOLOGY/INFORMATION SERVICES -- 0.5%
   250,000       Mastec Inc., Series B, 7.750% due 2/1/08                          230,625
                                                                               -----------
ENERGY -- 5.6%
   500,000       Belco Oil & Gas Corp., Series B, 8.875% due 9/15/07.........      470,000
   500,000       Canadian Forest Oil Ltd., 8.750% due 9/15/07................      460,000
   250,000       Cliffs Drilling Corp., Series B, 10.250% due 5/15/03........      255,625
   250,000       Costilla Energy Inc., 10.250% due 10/1/06(c)(d).............       43,750
   250,000       Devon Energy Corp., 10.250% due 11/1/05.....................      269,688
   250,000       Frontier Oil Corp., Series A, 9.125% due 2/15/06............      210,000
   250,000       Plains Resources PLX, Series E, 10.250% due 3/15/06(a)......      245,000
   375,000       R & B Falcon Corp., 9.500% due 12/15/08.....................      363,750
   500,000       Western Gas Resources, Inc., 10.000% due 6/15/09............      511,250
                                                                               -----------
                                                                                 2,829,063
                                                                               -----------
FINANCIAL/LEASING -- 5.0%
   495,099       Airplanes Pass-Through Trust, Series D, 10.875% due
                   3/15/19...................................................      450,556
   250,000       American Business Information Inc., 9.500% due 6/15/08......      222,500
   500,000       Avis Rent A Car, Inc., 11.000% due 5/1/09...................      507,500
                 ContiFinancial Corp.:
   250,000         7.500% due 3/15/02........................................       23,750
 1,125,000         8.375% due 8/15/03........................................      106,875
   625,000         8.125% due 4/1/08.........................................       59,375
   250,000       DVI Inc., 9.875% due 2/1/04.................................      245,625
   250,000       DynCorp, 9.500% due 3/1/07..................................      223,437
   250,000       Nationwide Credit Inc., Series A, 10.250% due 1/15/08.......      185,000
   500,000       Sovereign BanCorp., 10.500% due 11/15/06....................      503,750
                                                                               -----------
                                                                                 2,528,368
                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 8

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 29, 2000
SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                   SECURITY                               VALUE
  ------                                   --------                               -----
MANUFACTURING -- 13.1%
$  250,000       American Axle & Manufacturing Inc., 9.750% due 3/1/09.......  $   247,500
   500,000       Anchor Advanced Products, Inc., Series B, 11.750% due
                   4/1/04....................................................      365,000
   500,000       Blount Inc., 13.000% due 8/1/09(a)..........................      530,000
   375,000       Breed Technologies Inc., 9.250% due 4/15/08(c)(d)...........        7,500
   500,000       Cabot Safety-Kleen Corp., 12.500% due 7/15/05...............      516,875
   500,000       Federal-Mogul Corp., 7.500% due 1/15/09.....................      436,250
   500,000       Foamex LP, 9.875% due 6/15/07...............................      422,500
   500,000       Hexcel Corp., 9.750% due 1/15/09............................      427,500
   250,000       High Voltage Engineering Corp., 10.500% due 8/15/04.........      205,625
   125,000       International Utility Structures Inc., 10.750% due 2/1/08...      105,000
   375,000       Jackson Products Inc., Series B, 9.500% due 4/15/05.........      339,375
   500,000       JH Heafner Co., Series D, 10.000% due 5/15/08...............      440,625
   500,000       Key Plastics Inc., Series B, 10.250% due 3/15/07(e).........      187,500
   250,000       Lear Corp., Series B, 8.110% due 5/15/09....................      233,125
   500,000       Motors & Gears Inc., Series D, 10.750% due 11/15/06.........      496,250
   500,000       Nortek Inc., 9.875% due 3/1/04..............................      485,000
   500,000       Sequa Corp., 9.000% due 8/1/09..............................      470,000
   250,000       Stellex Industries Inc., 9.500% due 11/1/07.................      175,000
   500,000       Tenneco Automotive Inc., 11.625% due 10/15/09(a)............      509,375
                                                                               -----------
                                                                                 6,600,000
                                                                               -----------
MEDIA -- 18.7%
                 Adelphia Communications Corp.:
   200,000         Series B, 10.500% due 7/15/04.............................      203,000
   250,000         Series B, 9.875% due 3/1/07...............................      248,125
   375,000       Allbritton Communications, Series B, 9.750% due 11/30/07....      368,437
   500,000       Centennial Cellular, 10.750% due 12/15/08...................      511,250
   725,000       Charter Communications Holdings Inc., zero coupon until
                   4/1/04, 9.920% thereafter due 4/1/11......................      420,500
   500,000       Classic Cable Inc., 10.500% due 3/1/10(a)...................      502,500
   250,000       Covad Communications Group, 12.000% due 2/15/10(a)(f).......      250,000
   500,000       CSC Holdings Inc., 9.875% due 2/15/13.......................      521,250
   250,000       Frontiervision Operating Partners, 11.000% due 10/15/06.....      260,625
   375,000       Granite Broadcasting Corp., 8.875% due 5/15/08..............      348,750
   250,000       GST Telecommunications, Inc., zero coupon until 5/1/03,
                   10.500% thereafter due 5/1/08.............................      125,000
                 Hollinger International Publishing:
   100,000         9.250% due 2/1/06.........................................       94,750
   337,000         9.250% due 3/15/07........................................      319,308
   250,000       ICG Holdings Inc., zero coupon until 9/15/00, 13.500%
                   thereafter due 9/15/05....................................      230,000
   500,000       Insight Midwest, 9.750% due 10/1/09(a)(f)...................      505,000
   500,000       Intermedia Communications Inc., Series B, 8.600% due
                   6/1/08....................................................      460,000
   200,000       Leap Wireless, 12.500% due 4/15/10(a)(b)....................      205,000
   500,000       LIN Television Corp., 8.375% due 3/1/08.....................      445,000
   600,000       Nextel Communications, Inc., zero coupon until 10/31/02,
                   9.750% thereafter due 10/31/07............................      433,500

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                          PAGE 9

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 29, 2000
SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                   SECURITY                               VALUE
  ------                                   --------                               -----
MEDIA -- 18.7% (CONTINUED)
$  500,000       NTL Inc., Series B, zero coupon until 2/1/01, 11.500%
                   thereafter due 2/1/06.....................................  $   468,750
   500,000       Orange PLC, 8.750% due 6/1/06...............................      512,500
   250,000       Rogers Communications, Inc., 8.875% due 7/15/07.............      251,250
   375,000       RSL Communications LTD., 12.250% due 11/15/06...............      363,750
   250,000       Telewest Communications PLC, zero coupon until 10/1/00,
                   11.000% thereafter due 10/1/07............................      237,188
   225,000       Telewest Communications PLC, zero coupon until 4/15/04,
                   9.250% thereafter due 4/15/09(a)..........................      135,000
   750,000       United International Holdings, zero coupon until 2/15/03,
                   10.750% thereafter due 2/15/08............................      530,625
   750,000       Viatel Inc., zero coupon until 4/15/03, 12.500% thereafter
                   due 4/15/08...............................................      450,000
                                                                               -----------
                                                                                 9,401,058
                                                                               -----------
SERVICES/OTHER -- 7.1%
   500,000       Allied Waste Industries, Inc., Series B, 10.000% due
                   8/1/09(a).................................................      418,750
   375,000       Aqua Chemicals Inc., 11.250% due 7/1/08.....................      213,750
   500,000       Axiohm Transaction Solutions, Inc., 9.750% due
                   10/1/07(d)(f).............................................      105,000
   500,000       Energis PLC, 9.750% due 6/15/09.............................      517,500
   500,000       Integrated Electrical Services, Inc., Series B, 9.375% due
                   2/1/09....................................................      430,000
   250,000       Iron Mountain Inc., 10.125% due 10/1/06.....................      248,125
   250,000       Loomis Fargo & Co., 10.000% due 1/15/04.....................      245,000
   250,000       Pierce Leahy Corp., 11.125% due 7/15/06.....................      255,625
   500,000       Primark Corp., 9.250% due 12/15/08..........................      467,500
   500,000       Safety-Kleen Corp., 9.250% due 6/1/08.......................      460,000
   250,000       Sitel Corp., 9.000% due 3/15/06.............................      230,000
                                                                               -----------
                                                                                 3,591,250
                                                                               -----------
TRANSPORTATION -- 4.0%
   250,000       Atlantic Express Transportation, 10.750% due 2/1/04.........      242,500
   375,000       Continential Airlines, Inc., 8.000% due 12/15/05............      343,125
   250,000       Enterprises Shipholding Corp., 8.875% due 5/1/08............      150,625
   500,000       Holt Group, 9.750% due 1/15/06..............................      316,250
   250,000       Laidlaw Inc., 6.650% due 10/1/04............................      201,250
   500,000       Northwest Airlines Inc., 7.625% due 3/15/05.................      445,000
   250,000       Stena AB, 10.500% due 12/15/05..............................      230,000
   100,000       TFM S.A. de C.V., zero coupon until 6/15/02, 11.750%
                   thereafter due 6/15/09....................................       72,250
                                                                               -----------
                                                                                 2,001,000
                                                                               -----------
UTILITIES -- 2.0%
   500,000       Azurix Corp., 10.375% due 2/15/07(a)(f).....................      502,500
                 Calpine Corp.:
   250,000       8.750% due 7/15/07..........................................      246,875
   250,000       7.875% due 4/1/08...........................................      240,000
                                                                               -----------
                                                                                   989,375
                                                                               -----------
                 TOTAL CORPORATE BONDS
                 (Cost -- $53,152,820).......................................   47,639,795
                                                                               -----------

CONVERTIBLE CORPORATE BONDS -- 0.8%
   500,000       Quantum Corp., 7.000% due 8/1/04 (Cost -- $408,941).........      391,875
                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 10

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 29, 2000
SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

  SHARES                                   SECURITY                               VALUE
  ------                                   --------                               -----
PREFERRED STOCK(C) -- 0.5%
       250       Rural Cellular Corp. .......................................  $   250,000
                 TCR Holding:
       439       Class B.....................................................            4
       241       Class C.....................................................            2
       636       Class D.....................................................            6
     1,316       Class E.....................................................           13
                                                                               -----------
                 TOTAL PREFERRED STOCK (Cost -- $250,157)....................      250,025
                                                                               -----------
WARRANTS(C) -- 0.1%
       500       Winsloew Furniture Corp., Expire 1/1/01 (Cost -- $37,337)...       26,250
                                                                               -----------

   FACE
  AMOUNT
  ------
REPURCHASE AGREEMENT -- 4.1%
$2,095,000       State Street Bank, 5.681% due 3/1/00; Proceeds at
                 maturity -- $2,095,331; (Fully collateralized by U.S.
                 Treasury Note, 6.125% due 8/15/07; Market value --
                 $2,140,938) (Cost -- $2,095,000)............................    2,095,000
                                                                               -----------
                 TOTAL INVESTMENTS -- 100%
                 (Cost -- $55,944,255*)......................................  $50,402,945
                                                                               -----------
                                                                               -----------

-------------------

 (a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (b) Security issued with attached warrants.
 (c) Non-income producing security.
 (d) Currently in default.
 (e) Security went into default subsequent to fiscal year-end.
 (f) Security issued with rights attached.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                         PAGE 11

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 29, 2000
SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------

   FACE
AMOUNT(a)                              SECURITY                               VALUE
---------                              --------                               -----
SOVEREIGN BONDS  --  91.0%
ARGENTINA  --  5.6%
             Republic of Argentina:
   494,695ARS  BOCON Pro 1, 3.013% due 4/1/07(b)......................... $   333,776
   465,000     Discount FRN, Series L-GL, 6.875% due 3/31/23(b)..........      383,044
   600,000     Zero coupon due 10/15/02..................................      463,500
   150,000     Zero coupon due 10/15/03..................................      103,500
   300,000     Zero coupon due 10/15/04..................................      183,000
 1,100,000ARS   11.786% due 4/10/05(b)....................................   1,034,000
   600,000     11.000% due 12/4/05.......................................      590,250
                                                                           -----------
                                                                             3,091,070
                                                                           -----------
BRAZIL  --  19.3%
             Federal Republic of Brazil:
 1,626,949     C Bond, 8.000% due 4/15/14(c).............................    1,202,419
 2,750,000     DCB Series L, 7.000% due 4/15/12(b).......................    2,048,750
 1,620,000     NMB Series L, 7.000% due 4/15/09(b).......................    1,336,500
 4,859,000     14.500% due 10/15/09......................................    5,252,579
   400,000     12.750% due 1/15/20.......................................      392,500
   530,000     12.250% due 3/6/30........................................      503,368
                                                                           -----------
                                                                            10,736,116
                                                                           -----------
BULGARIA  --  4.3%
             Republic of Bulgaria:
   875,000     Discount Bond, Series A, 6.500% due 7/28/24(b)............      722,969
 2,000,000     FLIRB, Series A, Bearer, 2.750% due 7/28/12(b)............    1,500,000
   250,000     IAB Series PDI, 7.063% due 7/28/11(b).....................      206,562
                                                                           -----------
                                                                             2,429,531
                                                                           -----------
COLOMBIA  --  5.1%
             Republic of Colombia:
   400,000     FRN, 7.270% due 6/15/03(d)................................      366,000
   400,000     FRN, 11.218% due 8/13/05(b)...............................      390,000
   600,000     FRN, 9.750% due 4/23/09(b)................................      544,125
   500,000     FRN, 8.700% due 2/15/16(b)................................      376,250
 1,000,000     10.875% due 3/9/04........................................    1,000,000
   250,000     8.375% due 2/15/27........................................      181,875
                                                                           -----------
                                                                             2,858,250
                                                                           -----------
COSTA RICA  --  0.9%
             Republic of Costa Rica:
   400,000     Banco Central Costa Rica, Series B, 6.250% 5/21/15........      356,000
   125,000     Costa Rica, 9.335%, due 5/15/09...........................      125,000
                                                                           -----------
                                                                               481,000
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 12

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 29, 2000
SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------

   FACE
AMOUNT(a)                              SECURITY                               VALUE
---------                              --------                               -----
CROATIA  --  3.0%
             Republic of Croatia, FRN:
 1,240,909     Series A, 7.063% due 7/31/10(b)...........................  $ 1,158,699
   507,461     Series B, 7.063% due 7/31/06(b)...........................      483,992
                                                                           -----------
                                                                             1,642,691
                                                                           -----------
ECUADOR  --  1.9%
             Republic of Ecuador, Bearer, Par Bond, 4.000% due
 2,800,000     2/28/25(b)(d)(e)..........................................    1,036,000
                                                                           -----------
IVORY COAST  --  0.8%
             Republic of Ivory Coast:
 1,375,000     FLIRB, 2.000% due 3/29/18(b)..............................      261,250
   721,875     PDI Bond, 2.000% due 3/29/18(b)...........................      169,641
                                                                           -----------
                                                                               430,891
                                                                           -----------
JAMAICA  --  0.9%
   500,000   Government of Jamaica, 10.875% due 6/10/05..................      481,250
                                                                           -----------
MEXICO  --  17.0%
 2,200,000   Petro Mexicanos, 9.250% 3/30/18.............................    2,150,500
 6,052,000   United Mexican States, 11.375% 9/15/16......................    7,141,360
   132,000   United Mexican States; Par Bond, 6.250% 12/31/19............      107,498
                                                                           -----------
                                                                             9,399,358
                                                                           -----------
PANAMA  --  4.1%
             Republic of Panama:
   700,000     IRB, 4.250% due 7/17/14(b)................................      556,063
   987,791     PDI Bond, 7.062% due 7/17/16(b)(c)........................      822,337
 1,000,000     8.875% due 9/30/27........................................      862,500
                                                                           -----------
                                                                             2,240,900
                                                                           -----------
PERU  --  3.4%
             Government of Peru:
 1,975,000     FLIRB, 3.750% due 3/7/17(b)...............................    1,267,061
   900,000     PDI Bond, 4.500% due 3/7/17(b)............................      630,562
                                                                           -----------
                                                                             1,897,623
                                                                           -----------
PHILIPPINES  --  2.0%
 1,125,000   Republic of the Philippines, 9.875% due 1/15/19.............    1,082,812
                                                                           -----------
POLAND  --  1.8%
   150,000   Republic of Poland, Par Bond, 3.500% due 10/27/24(b)........       93,984
   975,000   RSTA Bond, 4.000% due 10/27/24(b)...........................      650,812
   250,000   TPSA Finance, 7.750% due 12/10/08(d)........................      243,750
                                                                           -----------
                                                                               988,546
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                         PAGE 13

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 29, 2000
SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------

   FACE
AMOUNT(a)                              SECURITY                               VALUE
---------                              --------                               -----
RUSSIA  --  9.7%
 1,000,000   Russian Federation, 11.750% 6/10/03.........................  $   860,000
 9,700,000   Russian IAN, 6.906% due 12/15/15(e)(f)......................    2,315,875
 2,800,000   Russian Ministry of Finance, 12.750% due 6/24/28............    2,187,500
                                                                           -----------
                                                                             5,363,375
                                                                           -----------
VENEZUELA  --  11.2%
             Republic of Venezuela:
   357,140     FLIRB, 6.875% due 3/31/07(b)..............................      299,440
 1,142,851     DCB, 7.000% 12/18/07(b)...................................      954,280
 2,250,000     13.625% due 8/15/18.......................................    2,103,750
 4,200,000     9.250% due 9/15/27........................................    2,845,500
                                                                           -----------
                                                                             6,202,970
                                                                           -----------

             TOTAL SOVEREIGN BONDS
             (Cost  --  $45,834,931).....................................   50,362,383
                                                                           -----------

LOAN PARTICIPATIONS(g)  --  8.3%

ALGERIA  --  2.9%
             The People's Democratic Republic of Algeria,
   459,090     Tranche A, 7.500% due 3/4/00 (Chase Manhattan Bank,
                 Merrill Lynch)(b).......................................      459,091

   679,544     Tranche 1, 6.000% due 9/4/06 (Chase Manhattan Bank)(b)....      533,443
   800,000     Tranche 3, 6.812% due 3/4/10 (Chase Manhattan Bank)(b)....      592,000
                                                                           -----------
                                                                             1,584,534
                                                                           -----------
MOROCCO  --  2.8%
 1,684,569   Kingdom of Morocco, Tranche A, 6.844% due 1/1/09
               (BankBoston, Chase Manhattan Bank, J.P. Morgan, ING
               Securities)(b)............................................    1,575,074
                                                                           -----------
RUSSIA  --  2.6%
 6,000,000   Russian Government, Principal Loan 6.906% due 12/15/20
               (Bank of America, Chase Manhattan Bank,
               Goldman Sachs, ING Securities, J.P. Morgan)(e)............    1,425,000
                                                                           -----------

             TOTAL LOAN PARTICIPATIONS
             (Cost  --  $3,219,380)......................................    4,584,608
                                                                           -----------

REPURCHASE AGREEMENT  --  0.7%
   377,000   State Street Bank 5.720% due 3/1/00; Proceeds at maturity
              -- $377,060 (Fully collateralized by U.S. Treasury Bonds,
             8.750% due 5/15/17; Market
             value  --  387,500)(Cost  --  $377,000).....................      377,000
                                                                           -----------

             TOTAL INVESTMENTS  --  100%
             (Cost  --  $49,431,311*)....................................  $55,323,991
                                                                           -----------
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 14

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 29, 2000
SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------

(a) Principal denominated in U.S. dollars unless otherwise indicated.
(b) Interest rate shown reflects current rate on instruments with variable rate or step coupon rate.
(c) Payment-in-kind security for which all or part of the interest earned is paid by the issuance of additional bonds.
(d) Security is exempt from registration under rule 144A of the Securities Act of 1933. The security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(e) Currently in default.
(f) Non-income producing security.
(g) Participation interest was acquired through the financial institutions indicated parenthetically.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

Abbreviations used in this statement:

ARS     -- Argentinian Peso.
BOCON   -- Bonos De Consolidacion.
DCB     -- Debt Conversion Bonds.
FLIRB   -- Front-Loaded Interest Reduction Bonds.
FRN     -- Floating Rate Notes.
IAB     -- Interest Arrears Bonds.
IAN     -- Interest Arrears Notes.
IRB     -- Interest Reduction Bond.
NMB     -- New Money Bond.
PDI     -- Past Due Interest.
RSTA    -- Revolving Short-Term Agreement.
TPSA    -- Telkomunkacja Polska SA.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                         PAGE 15

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
STATEMENTS OF ASSETS AND LIABILITIES
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

                                                                             EMERGING
                                                              HIGH YIELD      MARKETS
                                                               BOND FUND     DEBT FUND
                                                               ---------     ---------
ASSETS:
    Investments, at value (Cost  --  $55,944,255 and
      $49,431,311)..........................................  $50,402,945   $55,323,991
    Cash....................................................          656           578
    Receivable for securities sold..........................           --     5,772,439
    Receivable for Fund shares sold.........................           --       314,138
    Interest receivable.....................................    1,248,146     1,567,917
    Receivable from investment manager......................       16,871            --
    Deferred organization costs.............................       15,365        20,779
    Other assets............................................          465           742
                                                              -----------   -----------
    TOTAL ASSETS............................................   51,684,448    63,000,584
                                                              -----------   -----------

LIABILITIES:
    Payable for securities purchased........................      221,765       494,485
    Management fees payable.................................           --        16,395
    Accrued expenses........................................       48,013        60,235
                                                              -----------   -----------
    TOTAL LIABILITIES.......................................      269,778       571,115
                                                              -----------   -----------
TOTAL NET ASSETS............................................  $51,414,670   $62,429,469
                                                              -----------   -----------
                                                              -----------   -----------

NET ASSETS:
    Par value of capital shares.............................  $     6,769   $     9,891
    Capital paid in excess of par value.....................   58,438,919    60,993,774
    Undistributed net investment income.....................      781,050       662,002
    Accumulated net realized loss from security
      transactions..........................................   (2,270,758)   (5,128,878)
    Net unrealized appreciation (depreciation) of
      investments...........................................   (5,541,310)    5,892,680
                                                              -----------   -----------
TOTAL NET ASSETS............................................  $51,414,670   $62,429,469
                                                              -----------   -----------
                                                              -----------   -----------
SHARES OUTSTANDING..........................................    6,769,075     9,891,082
                                                              -----------   -----------
                                                              -----------   -----------
NET ASSET VALUE, PER SHARES.................................        $7.60         $6.31
                                                              -----------   -----------
                                                              -----------   -----------

Authorized shares of 10,000,000,000 for the Institutional Series Funds, with a par value of $0.001.

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 16

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 29, 2000
--------------------------------------------------------------------------------

                                                                             EMERGING
                                                              HIGH YIELD      MARKETS
                                                               BOND FUND     DEBT FUND
                                                               ---------     ---------
INVESTMENT INCOME:
    Interest................................................  $ 4,221,293   $ 5,524,820
                                                              -----------   -----------

EXPENSES:
    Management fees (Note 2)................................      205,822       325,695
    Registration fees.......................................       39,865        30,608
    Audit fees..............................................       28,172        27,662
    Custody and administration fees (Note 2)................       21,387        29,209
    Shareholder and system servicing fees...................       19,347         8,678
    Shareholder communications..............................       15,156        10,815
    Amortization of deferred organization costs (Note 1)....       12,854        12,854
    Legal...................................................        9,966        14,852
    Directors' fees.........................................        7,103         5,703
    Other...................................................        6,948         6,896
                                                              -----------   -----------
    TOTAL EXPENSES..........................................      366,620       472,972
    Less: Management fee waiver (Note 2)....................     (140,213)     (124,013)
                                                              -----------   -----------
    NET EXPENSES............................................      226,407       348,959
                                                              -----------   -----------
NET INVESTMENT INCOME.......................................    3,994,886     5,175,861
                                                              -----------   -----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3):
  Realized Gain (Loss) From Security Transactions
  (excluding short-term securities):
    Proceeds from sales.....................................   15,249,139    89,473,074
    Cost of securities sold.................................   16,799,743    84,771,325
                                                              -----------   -----------
  NET REALIZED GAIN (LOSS)..................................   (1,550,604)    4,701,749
                                                              -----------   -----------
  Change in Net Unrealized Appreciation (Depreciation)
  of Investments:
    Beginning of year.......................................   (1,501,513)     (178,749)
    End of year.............................................   (5,541,310)    5,892,680
                                                              -----------   -----------
  INCREASE IN NET UNREALIZED APPRECIATION (DEPRECIATION)....   (4,039,797)    6,071,429
                                                              -----------   -----------
NET GAIN (LOSS) ON INVESTMENTS..............................   (5,590,401)   10,773,178
                                                              -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...........  $(1,595,515)  $15,949,039
                                                              -----------   -----------
                                                              -----------   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                         PAGE 17

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED FEBRUARY 29, 2000
AND THE YEAR ENDED FEBRUARY 28, 1999
HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

                                                                  2000              1999
                                                                  ----              ----
OPERATIONS:
    Net investment income...................................  $  3,994,886      $   2,225,924
    Net realized loss.......................................    (1,550,604)          (745,282)
    Increase in net unrealized depreciation.................    (4,039,797)        (1,609,615)
                                                              ------------      -------------
    DECREASE IN NET ASSETS FROM OPERATIONS..................    (1,595,515)          (128,973)
                                                              ------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income...................................    (3,600,480)        (1,949,062)
    Net realized gains......................................            --           (111,156)
                                                              ------------      -------------
    DECREASE IN NET ASSETS FROM DISTRIBUTION TO
      SHAREHOLDERS..........................................    (3,600,480)        (2,060,218)
                                                              ------------      -------------
FUND SHARE TRANSACTIONS (NOTE 5):
    Proceeds from sale of shares............................    19,230,876         36,988,414
    Net asset value of shares issued reinvestment of
      dividends.............................................     3,477,771          2,056,414
    Cost of shares reacquired...............................    (3,464,575)       (22,152,804)
                                                              ------------      -------------
    INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.....    19,244,072         16,892,024
                                                              ------------      -------------
INCREASE IN NET ASSETS......................................    14,048,077         14,702,833
NET ASSETS:
    Beginning of year.......................................    37,366,593         22,663,760
                                                              ------------      -------------
    END OF YEAR*............................................  $ 51,414,670      $  37,366,593
                                                              ------------      -------------
                                                              ------------      -------------
*Includes undistributed net investments income of...........      $781,050           $397,722
                                                              ------------      -------------
                                                              ------------      -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 18

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEAR ENDED FEBRUARY 29, 2000
AND THE YEAR ENDED FEBRUARY 28, 1999
EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------

                                                                  2000              1999
                                                                  ----              ----
OPERATIONS:
    Net investment income...................................  $  5,175,861      $  3,107,909
    Net realized gain (loss)................................     4,701,749        (9,546,894)
    Increase (decrease) in net unrealized appreciation......     6,071,429          (630,939)
                                                              ------------      ------------
    INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.......    15,949,039        (7,069,924)
                                                              ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income...................................    (4,900,147)       (2,596,533)
    Net realized gains......................................            --              (401)
                                                              ------------      ------------
    DECREASE IN NET ASSETS FROM DISTRIBUTION TO
      SHAREHOLDERS..........................................    (4,900,147)       (2,596,934)
                                                              ------------      ------------
FUND SHARE TRANSACTIONS (NOTE 5):
    Proceeds from sale of shares............................    26,831,439        31,958,146
    Net asset value of shares issued reinvestment of
      dividends.............................................     4,405,082         2,594,879
    Cost of shares reacquired...............................   (10,379,302)       (8,959,144)
                                                              ------------      ------------
    INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.....    20,857,219        25,593,881
                                                              ------------      ------------
INCREASE IN NET ASSETS......................................    31,906,111        15,927,023
NET ASSETS:
    Beginning of year.......................................    30,523,358        14,596,335
                                                              ------------      ------------
    END OF YEAR*............................................  $ 62,429,469      $ 30,523,358
                                                              ------------      ------------
                                                              ------------      ------------
*Includes undistributed net investments income of...........      $662,002          $574,399
                                                              ------------      ------------
                                                              ------------      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                         PAGE 19

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Salomon Brothers Institutional High Yield Bond Fund ('High Yield Bond Fund') and Salomon Brothers Institutional Emerging Markets Debt Fund ('Emerging Markets Debt Fund') are portfolios constituting the Salomon Brothers Institutional Series Funds Inc ('Institutional Series'). The Institutional Series is an open-end investment company incorporated in Maryland on January 19, 1996. Each Fund has a specific investment objective: the High Yield Bond Fund's objective is to maximize total return by investing primarily in a portfolio of high-yield fixed-income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services; the Emerging Markets Debt Fund's objective is to maximize total return by investing primarily in debt securities of government, government related and corporate issuers located in emerging market countries.

The following is a summary of significant accounting policies followed by the Institutional Series in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

    (a) INVESTMENT VALUATION. Portfolio securities listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. Debt securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Publicly traded sovereign bonds are typically traded internationally on the over-the-counter market and are valued at the mean of the last current bid and asked price as of the close of business of that market. Short-term securities with less than 60 days remaining to maturity when acquired by the Fund are valued at amortized cost which approximates market value. If the Fund acquires such securities with more than 60 days remaining to maturity, they will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis.

    Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all other assets are valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.

    (b) OPTION CONTRACTS. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

    (c) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is each Fund's policy that the Fund takes possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    (d) FOREIGN CURRENCY TRANSLATION. The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

    (e) FORWARD FOREIGN CURRENCY CONTRACTS. Each Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the value of portfolio securities. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

    (f) LOAN PARTICIPATIONS. Each Fund may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ('lender'). The total cost of the Emerging Markets Debt Fund's loan participations at February 29, 2000 was $3,219,380.

    (g) FEDERAL INCOME TAXES. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required.

    (h) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Each Fund declares dividends from net investment income annually. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP. These differences are due primarily to differences in the treatment of foreign currency gains/losses, deferral of wash sales, and post-October losses incurred by each Fund. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and distributions in excess of net realized capital gains.

    (i) EXPENSES. Direct expenses are charged to the Fund that incurred them, and general expenses of the Institutional Series are allocated to the Funds based on each Fund's relative net assets.

    (j) DEFERRED ORGANIZATION COSTS. Certain costs incurred in connection with each Fund's organization have been deferred and are being amortized by the Funds over a 60-month period from the date each Fund commenced investment operations. In the event that any of the initial shares purchased by Salomon Brothers Asset Management Inc ('SBAM') are redeemed, proceeds of such redemption will be reduced by the proportionate amount of the unamortized deferred organization costs which the number of shares redeemed bears to the total number of initial shares purchased.
                                                                         PAGE 21

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    (k) YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At February 29, 2000, reclassifications were made to the capital accounts of the High Yield Bond Fund and Emerging Markets Debt Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

    (l) OTHER. Investment transactions are recorded as of the trade date. Interest income, including the accretion of discounts or amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis.

2. MANAGEMENT FEE AND OTHER AGREEMENTS

Each Fund retains SBAM, a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ('SSBH'), to act as investment manager of each Fund, subject to the supervision by the Board of Directors of the Institutional Series. Among other things, SBAM furnishes the Funds with office space and certain services and facilities required for conducting the business of the Funds, and pays the compensation of its officers. The management fee for these services for each Fund is based on the following annual percentages of each Fund's average daily net assets: 0.50% for the High Yield Bond Fund and 0.70% for the Emerging Markets Debt Fund. SBAM also acts as the administrator of each Fund for which it receives a fee calculated at an annual rate of 0.05% of each Fund's average daily net assets. These fees are calculated daily and paid monthly.

For the year ended February 29, 2000, SBAM waived management fees of $140,213 and $124,013 for the High Yield Bond Fund and Emerging Markets Debt Fund, respectively.

3. PORTFOLIO ACTIVITY

For the year ended February 29, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                    EMERGING
                                                    HIGH YIELD      MARKETS
                                                     BOND FUND     DEBT FUND
                                                     ---------     ---------
Purchases.........................................  $33,595,431   $106,159,259
                                                    -----------   ------------
                                                    -----------   ------------
Sales.............................................  $15,249,139   $ 89,473,074
                                                    -----------   ------------
                                                    -----------   ------------

At February 29, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                    EMERGING
                                                    HIGH YIELD      MARKETS
                                                     BOND FUND     DEBT FUND
                                                     ---------     ---------
Gross unrealized appreciation.....................  $   227,049   $  6,350,091
Gross unrealized depreciation.....................   (5,768,359)      (457,411)
                                                    -----------   ------------
Net unrealized appreciation (depreciation)........  $(5,541,310)  $  5,892,680
                                                    -----------   ------------
                                                    -----------   ------------

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

4. PORTFOLIO INVESTMENT RISKS

CREDIT AND MARKET RISK. Funds that invest in emerging markets and high-yield debt instruments are subject to certain credit and market risks. The yields of debt obligations reflect, among other things, perceived credit risk. Securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes in emerging market countries may have disruptive effects on the market prices of investments held by the Funds.

The Funds' investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Foreign securities and currency transactions involve certain considerations and risks not typically associated with those of U.S. Dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK. Each Fund may enter into forward foreign currency contracts ('forward contracts') to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. The High Yield Bond Fund and Emerging Markets Debt Fund may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. A risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

5. CAPITAL STOCK

At February 29, 2000, the Institutional Series had 10,000,000,000 shares of authorized capital stock, par value $0.001 per share. Transactions in Fund shares for the periods indicated were as follows:

For the Year Ended February 29, 2000:

                                                                      EMERGING
                                                        HIGH YIELD    MARKETS
                                                        BOND FUND    DEBT FUND
                                                        ---------    ---------
Shares sold...........................................  2,408,383     4,702,059
Shares issued as reinvestment.........................    452,246       734,180
Shares reacquired.....................................   (437,990)   (1,708,096)
                                                        ---------    ----------
Net increase..........................................  2,422,639     3,728,143
                                                        ---------    ----------
                                                        ---------    ----------

For the Year Ended February 28, 1999:

                                                                      EMERGING
                                                        HIGH YIELD    MARKETS
                                                        BOND FUND    DEBT FUND
                                                        ---------    ---------
Shares sold...........................................   4,118,675    5,392,844
Shares issued as reinvestment.........................     243,651      530,921
Shares reacquired.....................................  (2,359,589)  (1,783,891)
                                                        ----------   ----------
Net increase..........................................   2,002,737    4,139,874
                                                        ----------   ----------
                                                        ----------   ----------

6. CAPITAL LOSS CARRYFORWARDS

At February 29, 2000, the High Yield Bond Fund and the Emerging Markets Debt Fund had, for Federal income tax purposes, approximately $1,611,000 and $4,446,000, respectively, of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses can be used to offset realized capital gains, it is probable that the gains so offset will not be distributed. Expirations occur on February 28, of the years below:

                                                          2007         2008
                                                          ----         ----
High Yield Bond Fund.................................  $  112,000   $1,499,000
Emerging Markets Debt Fund...........................   4,446,000           --

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
FINANCIAL HIGHLIGHTS
SELECTED DATA PER SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED FEBRUARY 28, EXCEPT WHERE NOTED:
--------------------------------------------------------------------------------

                                                               HIGH YIELD BOND FUND
                                                       -------------------------------------
                                                       2000(a)    1999      1998     1997(b)
                                                       -------    ----      ----     -------
NET ASSET VALUE, BEGINNING OF YEAR...................  $  8.60   $  9.67   $ 11.13   $ 10.00
                                                       -------   -------   -------   -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..............................     0.80*     1.04      1.51      0.57
  Net realized and unrealized gain (loss)............    (1.11)    (1.05)    (0.34)     0.93
                                                       -------   -------   -------   -------
Total Income (Loss) From Operations..................    (0.31)    (0.01)     1.17      1.50
                                                       -------   -------   -------   -------
LESS DISTRIBUTIONS FROM:
  Net investment income..............................    (0.69)    (1.00)    (1.66)    (0.36)
  Net realized gains.................................       --     (0.06)    (0.97)    (0.01)
                                                       -------   -------   -------   -------
Total Distributions..................................    (0.69)    (1.06)    (2.63)    (0.37)
                                                       -------   -------   -------   -------
NET ASSET VALUE, END OF YEAR.........................  $  7.60   $  8.60   $  9.67   $ 11.13
                                                       -------   -------   -------   -------
                                                       -------   -------   -------   -------
NET ASSETS, END OF YEAR (000S).......................  $51,415   $37,367   $22,664   $ 6,575
                                                       -------   -------   -------   -------
                                                       -------   -------   -------   -------
TOTAL RETURN.........................................     (3.7)%     0.1%     11.1%     15.1%'DD'
RATIOS TO AVERAGE NET ASSETS:
  Expenses(c)........................................     0.55%     0.55%     0.55%     0.55%'D'
  Net investment income..............................     9.70%     8.80%     9.10%     9.36%'D'
PORTFOLIO TURNOVER RATE..............................       39%      102%      189%      151%
Before waiver of management fee, expenses reimbursed
  by SBAM and credits earned from and fees waived by
  the custodian, net investment income per share and
  expense ratios would have been:
    Net investment income per share..................    $0.77*    $0.94     $0.93     $0.29
    Expense ratio....................................     0.89%     1.39%     4.03%     5.22%'D'

-------------------
 (a) For the year ended February 29, 2000.
 (b) For the period from May 15, 1996 (inception date) to February 28, 1997.
 (c) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.55%.
  * Per share amounts have been calculated using the monthly average shares method.
'DD' Total return is not annualized, as it may not be representative of the total return for the year.
 'D' Annualized.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
FINANCIAL HIGHLIGHTS
SELECTED DATA PER SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED FEBRUARY 28, EXCEPT WHERE NOTED:
--------------------------------------------------------------------------------

                                                            EMERGING MARKETS DEBT FUND
                                                       -------------------------------------
                                                       2000(a)    1999      1998     1997(b)
                                                       -------    ----      ----     -------
NET ASSET VALUE, BEGINNING OF YEAR...................  $  4.95   $  7.21   $ 10.91   $ 10.00
                                                       -------   -------   -------   -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..............................     0.65*     0.62      1.69      0.35
  Net realized and unrealized gain (loss)............     1.32     (2.29)    (0.27)     0.78
                                                       -------   -------   -------   -------
Total Income (Loss) From Operations..................     1.97     (1.67)     1.42      1.13
                                                       -------   -------   -------   -------
LESS DISTRIBUTIONS FROM:
  Net investment income..............................    (0.61)    (0.59)    (1.77)    (0.20)
  Net realized gains.................................       --     (0.00)**  (3.35)   ( 0.02)
                                                       -------   -------   -------   -------
Total Distributions..................................    (0.61)    (0.59)    (5.12)    (0.22)
                                                       -------   -------   -------   -------
NET ASSET VALUE, END OF YEAR.........................  $  6.31   $  4.95   $  7.21   $ 10.91
                                                       -------   -------   -------   -------
                                                       -------   -------   -------   -------
NET ASSETS, END OF YEAR (000S).......................  $62,429   $30,523   $14,596   $ 6,211
                                                       -------   -------   -------   -------
                                                       -------   -------   -------   -------
TOTAL RETURN.........................................     40.4%    (23.1)%    14.6%     11.4%'DD'
RATIOS TO AVERAGE NET ASSETS:
  Expenses(c)........................................     0.75%     0.75%     0.75%     0.75%'D'
  Net investment income..............................    11.12%    13.61%     8.53%     8.94%'D'
PORTFOLIO TURNOVER RATE..............................      203%      295%      549%      136%
Before waiver of management fee, expenses reimbursed
  by SBAM and credits earned from and fees waived by
  the custodian, net investment income per share and
  expense ratios would have been:
    Net investment income per share..................    $0.63*    $0.59     $1.18     $0.08
    Expense ratio....................................     1.02%     1.50%     3.34%     7.57%'D'

-------------------
 (a) For the year ended February 29, 2000.
 (b) For the period from October 17, 1996 (inception date) to February 28, 1997.
 (c) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.75%.
  * Per share amounts have been calculated using the monthly average shares method.
 **  Amount represents less than $0.01 per share.
'DD' Total return is not annualized, as it may not be representative of the total return for the year.
 'D' Annualized.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of the Salomon Brothers Institutional High Yield Bond Fund and Salomon Brothers Institutional Emerging Markets Debt Fund (constituting Salomon Brothers Institutional Series Funds Inc, hereafter referred to as the 'Fund') at February 29, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
April 12, 2000

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Year 2000 Issue. As the year 2000 began, there were few problems caused by the inability of certain computer systems to tell the difference between the year 2000 and the year 1900 (commonly known as the 'Year 2000' issue). It is still possible that some computer systems could malfunction in the future because of the year 2000 issue or as a result of actions taken to address the Year 2000 issue. The Investment Adviser does not anticipate that its services or those of the Funds' other service providers will be adversely affected, but the Investment Adviser will continue to monitor the situation. If malfunctions related to the Year 2000 issue do arise, the Funds and their investments could be negatively affected.

TELEPHONE
1-888-777-0102, TOLL FREE

DISTRIBUTOR
CFBDS, Inc.
21 Milk Street
Boston, Massachusetts 02109-5408

INVESTMENT MANAGER
Salomon Brothers Asset Management Inc
Seven World Trade Center
New York, New York 10048

CUSTODIAN
PNC Bank
8800 Tinicom Blvd.
Suite 200
Philadelphia, Pennsylvania 19153

DIVIDEND DISBURSING AND TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9764
Providence, RI 02940-9764

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, New York 10017

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

DIRECTORS
CHARLES F. BARBER
Consultant; formerly Chairman;
ASARCO Inc.

CAROL L. COLMAN
Consultant, Colman Consulting

DANIEL P. CRONIN
Vice President-General Counsel,
Pfizer International Inc.

HEATH B. MCLENDON
Chairman and President, Managing Director,
Salomon Smith Barney Inc.; President and Director,
SSB Citi Fund Management LLC and Travelers Investment Adviser, Inc.

OFFICERS
HEATH B. MCLENDON
Chairman and President

LEWIS E. DAIDONE
Executive Vice President
and Treasurer

JAMES E. CRAIGE
Executive Vice President

THOMAS K. FLANAGAN
Executive Vice President

MAUREEN O'CALLAGHAN
Executive Vice President

BETH A. SEMMEL
Executive Vice President

PETER J. WILBY
Executive Vice President

ANTHONY PACE
Controller

CHRISTINA T. SYDOR
Secretary

-----------------------------------------------------------------
                  SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
                  -------------------------------------------------------------

                            STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as..............................`D'
The doublt dagger symbol shall be expressed as......................`DD'